UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2019

Webstar Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 333-222325

Wyoming	37-1780261
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4231 Walnut Bend Jacksonville, Florida 32257	32257
(Address of principal executive offices)	(Zip code)

(800) 608-6344

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

[X]	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreements

On January 1, 2020, Webstar Technology Group, Inc., a Wyoming corporation (the “Company”) entered into an Employment Agreement with James Owens, in his capacity as the Company’s Chief Technology Officer (the “Owens Employment Agreement”). Pursuant to the Owens Employment Agreement the Company agreed to compensate Mr. Owens for his services with an annual wage of $350,000 to be paid bi-weekly with an annual performance evaluation. Further, pursuant to the Owens Employment Agreement, Mr. Owens will be eligible for an annual bonus as determined by the Company’s Board of Directors (the “Board”). Further, pursuant to the Owens Employment Agreement, in addition to the foregoing compensation, Mr. Owens will also receive a $1,000 monthly automobile/mileage allowance and will also be eligible for stock options or grants as granted by the Board. Pursuant to the Owens Employment Agreement, all reasonable expenses arising out of Mr. Owens employment will be reimbursed by the Company so long as they are incurred for business purposes and supported by appropriate receipts. The Owens Employment Agreement may be terminated by either party with prior notice to the other party of twenty (20) days. If the Company provides a notice of termination of the Owens Employment Agreement for a reason other than “Cause,” the Company will pay Mr. Owens a one-time payment equivalent to one (1) time the annual salary within thirty (30) days of termination. If at termination of the Owens Employment Agreement is made due to a change of control of the Company, Mr. Owens will be paid a one-time payment equivalent to two (2) times the annual salary within thirty (30) days of termination.

The foregoing description of the Owens Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Owens Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and which is incorporated herein by reference.

On January 1, 2020, the Company entered into an Employment Agreement with Donald Roberts, in his capacity as the Company’s President and Chief Executive Officer (the “Roberts Employment Agreement”). Pursuant to the Roberts Employment Agreement the Company agreed to compensate Mr. Roberts for his services with an annual wage of $350,000 to be paid bi-weekly with an annual performance evaluation. Further, pursuant to the Roberts Employment Agreement, Mr. Roberts will be eligible for an annual bonus as determined by the Company’s Board. Further, pursuant to the Roberts Employment Agreement, in addition to the foregoing compensation, Mr. Roberts will also receive a $1,000 monthly automobile/mileage allowance and will also be eligible for stock options or grants as granted by the Board. Pursuant to the Roberts Employment Agreement, all reasonable expenses arising out of Mr. Roberts employment will be reimbursed by the Company so long as they are incurred for business purposes and supported by appropriate receipts. The Roberts Employment Agreement may be terminated by either party with prior notice to the other party of twenty (20) days. If the Company provides a notice of termination of the Roberts Employment Agreement for a reason other than “Cause,” the Company will pay Mr. Roberts a one-time payment equivalent to one (1) time the annual salary within thirty (30) days of termination. If at termination of the Roberts Employment Agreement is made due to a change of control of the Company, Mr. Roberts will be paid a one-time payment equivalent to two (2) times the annual salary within thirty (30) days of termination.

The foregoing description of the Roberts Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Roberts Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Report and which is incorporated herein by reference.

On January 1, 2020, the Company entered into an Employment Agreement with Harold Hutchins, in his capacity as the Company’s Chief Financial Officer and Secretary (the “Hutchins Employment Agreement”). Pursuant to the Hutchins Employment Agreement the Company agreed to compensate Mr. Hutchins for his services with an annual wage of $350,000 to be paid bi-weekly with an annual performance evaluation. Further, pursuant to the Hutchins Employment Agreement, Mr. Hutchins will be eligible for an annual bonus as determined by the Company’s Board. Further, pursuant to the Hutchins Employment Agreement, in addition to the foregoing compensation, Mr. Hutchins will also receive a $1,000 monthly automobile/mileage allowance and will also be eligible for stock options or grants as granted by the Board. Pursuant to the Hutchins Employment Agreement, all reasonable expenses arising out of Mr. Hutchins employment will be reimbursed by the Company so long as they are incurred for business purposes and supported by appropriate receipts. The Hutchins Employment Agreement may be terminated by either party with prior notice to the other party of twenty (20) days. If the Company provides a notice of termination of the Hutchins Employment Agreement for a reason other than “Cause,” the Company will pay Mr. Hutchins a one-time payment equivalent to one (1) time the annual salary within thirty (30) days of termination. If at termination of the Hutchins Employment Agreement is made due to a change of control of the Company, Mr. Hutchins will be paid a one-time payment equivalent to two (2) times the annual salary within thirty (30) days of termination

The foregoing description of the Hutchins Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Hutchins Employment Agreement, a copy of which is filed as Exhibit 10.3 to this Report and which is incorporated herein by reference.

Transfer of Previous Employment Agreement Liabilities

On February 21, 2020, the Company entered into an Assignment of All Employment and Consulting Agreements and Transfer and Assumption of All Liabilities Associated Therewith Agreement (the “Transfer Agreement”) with James Owens. James Owens is the Company’s Chief Technology Officer and Chairman.

Pursuant to the Transfer Agreement, James Owens agreed to accept the transfer of the following employment agreements of the Company with all liabilities thereunder being transferred to James Owens effective December 31, 2019: (i) Joseph Stingone Employment Agreement dated September 12, 2016 (ii) Eugene Fedele Employment Agreement dated May 1, 2017 and (iii) David Herzfeld Employment Agreement dated June 16, 2016 (referred to collectively herein as the “Employment Agreements” and Mr. Stingone, Mr. Fedele and Mr. Herzfeld being collectively referred to herein as the “Employees”).

Mr. Stingone was the Company’s former Vice Chairman of the Board of Directors, and the Company’s former Chief Executive Officer who died unexpectedly on July 8, 2019. Mr. Fedele is the Company’s Chief Marketing Officer and Mr. Herzfeld is the Company’s web manager.

The foregoing description of the Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the Transfer Agreement, a copy of which is filed as Exhibit 10.4 to this Report and which is incorporated herein by reference.

The Employees each also signed a consent agreeing to transfer the Employment Agreements together with amounts due now and in the future thereunder by the Company to the Employees, to James Owens effective December 31, 2019, which each included an acknowledgement that as of December 31, 2019, the Employees were no longer employed by the Company and that as of December 31, 2019, the Company had no liability to the Employees associated with the Employment Agreements. Mr. Stingone’s consent was signed on his behalf by his rightful heir, Barbara Stingone.

The foregoing description of the consents executed by the Employees does not purport to be complete and is qualified in its entirety by reference to the consents executed by the Employees which are attached hereto as Exhibit 10.5 to this Report and which are incorporated by reference herein.

Transfer of Previous Consulting Agreement Liabilities

Further, pursuant to the Transfer Agreement, James Owens, the Company’s Chief Technology Officer and Chairman, agreed to accept the transfer of the following consulting agreements of the Company with all liabilities thereunder being transferred to James Owens effective December 31, 2019: (i) Consulting Agreement with Blue Water Acquisition, LLC – Series 4 dated November 1, 2015 and amended on April 4, 2017, (ii) Consulting Agreement with iTV Parntners.tv Inc. dated April 15, 2015 and (iii) Consulting Agreement with James Owens dated September 12, 2016 and amended on August 16, 2017 (referred to collectively herein as the “Consulting Agreements” and the consultants which are parties to the Consulting Agreements are referred to collectively herein as the “Consultants”).

The foregoing description of the Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the Transfer Agreement, a copy of which is filed as Exhibit 10.4 to this Report and which is incorporated herein by reference.

The Consultants also each signed a consent agreeing to transfer the Consulting Agreements together with all amounts due now and in the future thereunder by the Company to Consultants, to James Owens, effective December 31, 2019, which each included an acknowledgement that as of December 31, 2019, the Consultants were no longer consultants of the Company and that as of December 31, 2019, the Company had no liability to the Consultants associated with the Consulting Agreements.

The foregoing description of the consents executed by the Consultants does not purport to be complete and is qualified in its entirety by reference to the consents executed by the Consultants which are attached hereto as Exhibit 10.6 to this Report and which are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

Cancellation of Note

On February 21, 2020, the Company entered into a Cancellation of Amended and Restated Promissory Note Agreement (the “Cancellation Agreement”) with Webstar Networks Corporation (“Networks”) to cancel the Amended and Restated Promissory Note dated and received from the Company on May 12, 2018 in the amount of $675,000 effective December 31, 2019.

James Owens, the Company’s Chief Technology Officer and Chairman is the President, Chief Executive Officer and control person of Networks.

The foregoing description of the Cancellation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cancellation Agreement, a copy of which is attached hereto as Exhibit 10.7 to this Report and which is incorporated by reference herein.

Termination of Office Lease

The Company entered into an operating lease for a corporate office at 4321 Walnut Bend, Jacksonville, Florida with the lease commencement date of April 1, 2019 with the Company’s former chief executive officer (the “Lease”).

On December 31, 2019, Walnut Bend Executive Center, LLC a Florida limited liability company (the “Landlord”) entered into a Lease Termination and Back Rent Repayment Agreement (the “Termination Agreement”) with Soft Tech Development Corporation, a Florida Corporation (the “Tenant”) pursuant to which the Landlord, as the successor to Mr. Stingone and the Tenant, as the successor to the Company, agreed to terminate the Lease and settle the repayment of past due rent and payment of rent payable under the Lease and for the Tenant and Landlord to enter into a new lease for the subject premises. Pursuant to the Termination Agreement the Lease was terminated effective December 31, 2019. The Company’s s Board approved the termination of the Lease, effective December 31, 2019, on February 21, 2020.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached hereto as Exhibit 10.8 to this Report and which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*†	Employment Agreement between the registrant and James Owens dated January 1, 2020.
10.2*†	Employment Agreement between the registrant and Donald Roberts dated January 1, 2020.
10.3*†	Employment Agreement between the registrant and Harold Hutchins dated January 1, 2020.
10.4*	Assignment of All Employment and Consulting Agreements and Transfer and Assumption of All Liabilities Associated Therewith Agreement between the registrant and James Owens dated February 21, 2020.
10.5*	Consents to Transfer of Employment Agreements.
10.6*	Consents to Transfer of Consulting Agreements.
10.7*	Cancellation of Amended and Restated Promissory Note Agreement between the registrant and Webstar Networks Corporation dated February 21, 2020.
10.8*	Lease Termination and Back Rent Repayment Agreement.

*Filed herewith.

† Includes management contracts and compensation plans and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 3, 2020	By:	/s/ Harold E. Hutchins
Harold E. Hutchins
Chief Financial Officer
(principal financial and accounting officer)